UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2007

Lumera Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50862	91-2011728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19910 North Creek Parkway, Bothell, Washington	98011
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (425) 415-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 1, 2007, Lumera Corporation (“Lumera”)_issued a press release announcing its financial results for the third quarter. A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Sanjiv Gambhir, M.D., Ph.D. has tendered his resignation from the Board of Directors of Lumera, which was accepted effective as of October 30, 2007. Dr. Gambhir is expected to continue to serve Lumera as a member of its Scientific Advisory Board.

In connection with the foregoing, Lumera issued a press release announcing Dr. Gambhir’s resignation which is included in Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 7.01.	REGULATION FD Disclosure

On October 24, 2007, Lumera Corporation issued a press release announcing a conference call at 4:30 pm EST on November 1, 2007 to discuss its financial results for the third quarter 2007. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	The following exhibits are being furnished herewith:

99.1	Press Release issued by Lumera dated October 24, 2007.

99.2	Press Release issued by Lumera dated November 1, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMERA CORPORATION

By: /s/ PETER J. BIERE
Name: Peter J. Biere
Title: Chief Financial Officer and Treasurer

Date: November 1, 2007

EXHIBIT INDEX

Exhibit
Number	Description Of Exhibit

99.1	Press Release dated October 24, 2007 of Lumera Corporation

99.2	Press Release dated November 1, 2007 of Lumera Corporation